First Quarter 2011 Earnings Conference Call April 28, 2011 Exhibit 99.2

Introductory Comments
“Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: With
the exception of the historical information contained in this press release, the matters described herein contain "forward-looking" statements that involve risk and uncertainties that may individually or collectively affect the matters herein described, including but not limited to the Company's risks associated with overall or regional economic conditions, dependence upon affiliated dental practices, contracts the affiliated practices have with third-party payors, government regulation of the dental industry, impact of health care reform, dependence upon service agreements and the impact of any terminations or potential terminations of such contracts, business interruptions, the outcome of pending litigation and the Company's acquisition and affiliation strategy, which are detailed from time to time in the "Risk Factors" section of the Company's filings with the Securities and
Exchange Commission, including its annual report on Form 10-K and quarterly reports on Form 10-Q.
Certain financial measures that are not in accordance with Generally Accepted
Accounting Principles are included in these slides.  Please see our press release, which is available on our website, www.amdpi.com, for a presentation of the most comparable
GAAP measures and a reconciliation of these non-GAAP measures.

3 Highlights • Financial results for 1Q11 vs. 1Q10: Net revenue +4% Earnings from operations +21% Net earnings +62% • Completed two in-market acquisitions • Completed one pediatric Medicaid de novo

$117.6 million vs. $110.8 million +6.1%
•
+1.7% same market growth
•
+1.3% same market excluding
acquisitions growth
•
+0.7% same facility growth
Components of same market growth
•
+0.7% hours
•
+4.0% productivity per hour
•
-3.0% effectivity (b)
Revenue mix
•
12% fee for service
•
78% PPO
•
5% managed care
•
5% Medicaid/CHIPS
Patient Revenue of Affiliated Practices (a)
(a) See appendix for discussion of patient revenue of affiliated practices.
(b) Effectivity is the difference between full fee increases and the net fee increases actually realized from patients and insurance companies.
Same Market Growth
-4%
-2%
0%
2%
4%
1Q10 2Q10 3Q10 4Q10 1Q11
Same Facility Development Acquisitions
Components of Same Market
-6%
-4%
-2%
0%
2%
4%
6%
1Q10 2Q10 3Q10 4Q10 1Q11
Hours PPH Effectivity
Revenue Mix
0%
25%
50%
75%
100%
1Q10 2Q10 3Q10 4Q10 1Q11
FFS PPO MC Medicaid

Income Statement (thousands, except per share amts)
2011 2010 Change Comments
Net revenue 74,822 $   71,854 $   4% Cincinnati Dental (6/10) platform acquisition
Operating expenses:
     Salaries and benefits 29,248      29,602      (211)          b.p. Arizona Tooth Doctor (105bp)
     Lab fees and dental supplies 11,579      11,068      7               b.p.
     Office occupancy expenses 9,474        9,125        (4)              b.p.
     Other operating expenses 7,320        6,547        67             b.p. Texas Tooth Doctor (22bp) / Cincinnati Dental (15bp)
     General corporate expenses 3,789        3,647        (1)              b.p.
EBITDA 13,412      11,865      13%
EBITDA margin 17.9% 16.5% 141           b.p.
     Depreciation expense 2,865        2,845        (13)            b.p.
     Amortization of intangible assets 2,540        2,406        5               b.p.
Earnings from operations 8,007        6,614        21%
EFO margin 10.7% 9.2% 150           b.p.
     Interest expense, net 1,583        2,652
Earnings before income taxes 6,424        3,962
62%
     Income taxes 2,587        1,550
     Effective tax rate 40.3% 39.1%
Consolidated net earnings 3,837        2,412        59%
     Noncontrolling interest 39             67
Net earnings 3,798 $     2,345 $     62%
Diluted EPS 0.24 $       0.15 $
65%
Diluted weighted shares outstanding 15,756      16,054      -2%
Q1

Cash Flow (thousands)
Operating activities
Patient receivable DSO @ 3/31/31 of
25 vs DSO @ 12/31/10 of 26
Maintenance capital expenditures
Includes 11 Improvis EDR
implementations
Growth capital expenditures
Includes one pediatric Medicaid de
novo in Texas
Acquisitions
Completed two in-market acquisitions
1Q11 1Q10
Cash flow from operating activities
Net income and non-cash items 11,614 $        8,529 $
Working capital items 1,918             (830)
Cash flow from operating activities 13,532           7,699
Maintenance capital expenditures (1,930)           (783)
Free cash flow before growth investments 11,602           6,916
Growth capital expenditures (441)              (218)
Acquisitions (150)              -
Available for sale securities (1,774)           -
Cash flow before financing activities 9,237 $          6,698 $

Capitalization ($ millions)
$0
$100
$200
$300
Mar '10 Jun '10 Sep '10 Dec '10 Mar '11
Equity Debt
Debt to Total Capitalization
36%
34%
35%
34%
Leverage
• $93 million debt
• 1.8x debt/EBITDA (bank
compliance calculation)
• $61 million available for borrowing
under credit facility (bank
compliance calculation)
31%

$0.00
$0.25
$0.50
$0.75
$1.00
$1.25
$1.50
2010 3 mos '10 3 mos '11
Reported EPS After-tax Amortization Expense
Diluted Earnings per Share (a)
}+56%
}+42%
}+64%
TTM PE(b)
Diluted Reported EPS $0.77 18x
Diluted non-GAAP EPS (a) $1.16 12x
+51% -33%
(a) See Appendix for reconciliation of non-GAAP items.
(b) Calculated at $13.50 share price and  trailing twelve months ended March 31, 2011 financial results.

Return on Market Value (millions, except per share amount)
2010 Mar '10 Mar '11 TTM
Cash flow from operations 36.3 $               7.7 $                13.5 $               42.1 $
Maintenance capital expenditures 4.7                   0.8                   1.9                   5.8 $
Free cash flow 31.6 $               6.9 $                11.6 $               36.3 $
Diluted shares outstanding 15.8
Share price 13.50 $
Market value of equity 213.3 $
Cash flow from operations/market value equity 19.7%
Free cash flow/market value equity 17.0%
3 Months

Operating Comments
•
Growth trends are encouraging:
Second consecutive quarter of increased provider hours
Second quarter of increased real productivity per hour
Same facility growth was positive after 2010 quarters all
negative
•
Pediatric Medicaid dental groups:
Arizona:  1Q11 earnings increase after 2010 drag on earnings
Texas:  facility EBITDA loss of $126,000 in 1Q11 and full year loss of $818,000 in 2010
Additional state expansion in 2012
•
Dental Associates, P.C. litigation

11 Appendix

Appendix
Non-GAAP Financial Measures
•
This presentation includes non-GAAP financial measures.  In accordance with the requirements of Regulation G of the
Securities and Exchange Commission, please see the attached financial tables for a presentation of the most comparable
GAAP measures, the reconciliation to the nearest GAAP measure and all additional reconciliations required by Regulation G.
•
The Company believes non-GAAP financial measures, such as adjusted net earnings and adjusted net earnings excluding service agreement amortization, are important financial measures for understanding its financial performance. The Company incurs significant amortization expense related to its service agreements in contrast to many companies, in the same and other industries, that do not amortize intangibles based on authoritative literature for goodwill and other intangible assets.  Expenses related to the Company’s debt refinancing and professional fees related to the Company’s acquisitions have also been excluded from the Company’s non-GAAP financial measures.  The Company believes these items should be presented separately due to their magnitude and non-recurring impact to the Company’s ongoing operations. The primary limitations associated with the Company’s use of non-GAAP measures are that these measures may not be directly comparable to the amounts reported by other companies. Management compensates for these limitations by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures in this presentation.
Patient Revenue of the Affiliated Practices
•
The Company does not consolidate the financial statements of the practices affiliated with the Company by means of service agreements with its financial statements.  Patient revenue of the affiliated practices is, however, a financial measure used by the Company’s management to monitor operating performance and to help identify and analyze trends of the affiliated practices that may affect the Company’s business. Most of the operating expenses incurred by the Company, pursuant to the service agreements, are on behalf of the affiliated practices in the operation of dental facilities. These expenses are significantly affected by the patient revenue of the affiliated practices.

Non-GAAP EPS Reconciliation
(thousands, except per share amt)
2010 2010 2009
Net earnings (as reported) 10,339 $ 3,798 $  2,345 $
Add:  Write-off of expenses associated with debt refinancing, net of tax (a) 370 - -
Add:  Expenses associated with Cincinnati Dental Services acquisition, net of tax (a) 203 - -
Adjusted net earnings 10,912 3,798 2,345
Add:  Amortization related to service agreements, net of tax (a) 5,960 1,509 1,462
Adjusted net earnings excluding service agreement amortization 16,872 $ 5,307 $  3,807 $
Weighted average diluted shares outstanding 15,965 15,756 16,054
Diluted adjusted net earnings per share 0.68 $    0.24 $    0.15 $
Diluted adjusted net earnings excluding service agreement amortization per share 1.06 $    0.34 $    0.24 $
(a) Tax effected at effective tax rate in the period reported.
Q1

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